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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

We hereby consent to the incorporation of our report dated June 24, 2001 relating to the financial statements of the Affiliated Computer Services, Inc. Savings Plan, which appears in this Form 11-K.

Salmon, Beach & Company, P.C.
Dallas, Texas
June 27, 2002